SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2004

NITCHES, INC.
(Exact name of registrant as specified in its charter)

California
(State of Incorporation)

0-13851	95-2848021
(Commission File Number)	(I.R.S. Employer Identification No.)

10280 Camino Santa Fe, San Diego, California 92121
(Address of principal executive offices)

Registrant’s telephone number: (858) 625-2633

Item 5.  Other Events

On July 15, 2004, the Registrant issued a press release announcing third quarter results for fiscal 2004.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 7.  Exhibits

99.1	Press Release of the Registrant dated July 15, 2004.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

NITCHES, INC.

Registrant

July 15, 2004	By:	/s/ STEVEN P. WYANDT

Steven P. Wyandt
As Principal Financial Officer and on behalf of the Registrant

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Registrant dated July 15, 2004

2